UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/13/2014

HOPTO INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21683

Delaware	13-3899021
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1919 S. Bascom Avenue
Suite 600
Campbell, CA 95008
(Address of principal executive offices, including zip code)

800-472-7466/408-688-2674
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 13, 2014, hopTo Inc. issued a press release announcing its financial results for the quarter ended March 31, 2014 (attached hereto as Exhibit 99.1). The press release is being furnished as Exhibit 99.2 to this report and incorporated herein by reference.

The information contained in this report on Form 8-K, including the Exhibits, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by hopTo Inc. under the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits

99.1 First Quarter 2014 Earnings Results and Operating Information

99.2 Press Release issued May 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPTO INC.

Date: May 13, 2014	By:	/s/ Robert L. Dixon
Robert L. Dixon
Vice President of Finance, Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Financial Information
EX-99.2	Press Release